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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2010

Madison Mosaic Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund

(Mosaic logo)

CONTENTS

Special Message from Your Portfolio Managers: On Risk Management	1
Management’s Discussion of Fund Performance	2
Economic Review	2
Outlook	3
Interview with Jay Sekelsky	3
Investors Fund	3
Mid-Cap Fund	6
Small/Mid-Cap Fund	8
Disciplined Equity Fund	9
Balanced Fund	10
Notes to Management’s Discussion of Fund Performance	12
Portfolio of Investments
Investors Fund	13
Mid-Cap Fund	14
Small/Mid-Cap Fund	15
Disciplined Equity Fund	16
Balanced Fund	17
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Other Information	33
Trustees and Officers	37

Madison Mosaic Equity Trust

Special Message from Your Portfolio Managers: On Risk Management

Given that one can put a similar amount of check marks in the positive and negative columns regarding the top-down investment landscape, it’s worth reviewing how we invest when faced with uncertainty. For us, it’s important to have an informed view of the macroeconomic world. However, we also recognize that forecasts are almost always wrong. Rather than become attached to any one view, we accept this uncertainty, perhaps hearing some truth in a quotation attributed to Mark Twain that reads, "It’s not what we don’t know that hurts us; it’s what we know for sure that just ain’t so." For us, the critical element is not having precise forecasts of the economy and financial markets or sectors, but in having a strong risk management strategy should unpleasant surprises occur.

One thing that cannot be inferred from just looking at returns is how much risk was taken to achieve them. We feel that we take lower than average risk, and we believe it’s important that our fellow investors understand how we approach risk and uncertainty.

There are many different definitions of risk. Beginning in the 1960’s the academic world has defined risk, according to the capital market pricing model, or "CAPM," as the relative volatility of stock price movements. In other words, the more a stock price moves around in relation to other stocks, the riskier it is purported to be. However, to practitioners, this definition is unsatisfactory. As Warren Buffett asked in his 1993 letter to Berkshire Hathaway shareholders, does an investment become riskier if the market offers it to you at a lower price? If we feel we have made a reasonably good estimate for the value of the business, we see a lower stock price as an opportunity rather than a risk.

In contrast with the academic definition of risk we subscribe to a more practical one that will likely feel more pertinent to you. By our definition, investment risk is the likelihood that the underlying value of an investment becomes impaired, thus leading to the unpleasant condition of having to eventually "sell low" after having "bought high."

Our thinking on the dynamics of risk includes the progression noted in the steps below. In our daily work and market observations, this feels like a very recognizable dynamic that affords us opportunities to buy great businesses at very reasonable or sometimes even cheap prices.

A course of events can take many pathways, and people can’t know ahead of time which path will be followed.

Because the future will hold surprises securities will react to the new information by adjusting in price. Investment markets are usually fairly efficient at quickly pricing in new information, but not always to an appropriate degree.

Price adjustments in financial markets often overshoot to the upside and to the downside due to psychological idiosyncrasies that prohibit people from being perfectly rational decision makers.

Since we believe stock market prices and the underlying values of businesses sometimes diverge, we aim to take advantage of these occasional discrepancies by looking to buy a stock for less than its fair value. We expect these discrepancies will be corrected or closed over time.

By thinking about markets and risk in this way, we end up inverting the academic definition of risk. We’re delighted when overreactions in stock prices create buying opportunities. We believe we’re reducing risk if we buy good values offered to us by the market at low or reasonable prices. According to our thinking, the most important risks we take involve our judgments and assessments of the underlying values of the stocks we analyze. The cheaper a stock price in relation to its value, the better the protection we have against both macroeconomic uncertainty and imperfections inherent in our own estimates and analyses.

The final piece to our risk management strategy is to invest in high-quality businesses with what we believe are astute, ethical, and proven management teams. High quality, to us, most often means that our targeted businesses have what we deem are sustainable competitive advantages that enable them to achieve market share gains and exercise pricing power. It also means that management teams have demonstrated the ability to allocate capital well, toward the end of building more profitable businesses over time. These characteristics have lead to our owning stocks with earning profiles that are relatively steady over economic cycles. This steadiness allows us to feel more comfortable in our

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Madison Mosaic Equity Trust | Special Message From Your Portfolio Managers | concluded

estimates of the values of the businesses since the earnings (our valuation inputs) don’t swing wildly.

We believe protection of investor capital in periods of stress and participation in the subsequent upside opportunities, can lead to outperformance over the course of a full business cycle. However, there’s a flipside to this approach, too. That is, when risk is hidden and animal spirits abound, our approach might trail that of those who invest in more speculative stocks. At these times, risks may lie silent for long periods, and no one appears any worse off for venturing up the risk curve. Nonetheless the risks persist, and often are exposed at the most inopportune times.

We’re confident the market will have overreactions that will offer us opportunities to choose from high-quality stocks at low prices in 2011 and beyond. In the meantime, we expect our portfolios of high-quality stocks will benefit from increasing demand commensurate with economic recovery.

Regarding stocks as an asset class, we also feel strongly about the proposition offered by stock ownership today. Leading businesses with competitive advantages offer pricing power as a hedge against future inflation, and earnings that continue to grow from productivity gains. Shareholders, as owners of these businesses, share in the prosperity afforded by innovation and advances in productivity, and benefit from the collective ingenuity of our business, science, and working professionals. We think the case for owning stocks remains strong over the next decade.

As always, we appreciate that you’ve entrusted us with your money, we take our fiduciary responsibility seriously, and we remain invested in the Mosaic Funds with you. We look forward to the prospect of growing our investments together through 2011 and beyond.

Respectfully,

The Madison Mosaic Funds Equity Management Team

Management’s Discussion of Fund Performance

ECONOMIC REVIEW

With returns of all the major U.S. stock indices up strongly, 2010 will be remembered as a good year for stock investors. The S&P 500 finished with a total return of 15.1% and mid-cap and small-cap indices outpaced the broader indices, with returns well above 20%. But these returns were mostly a late-year phenomenon and it is easy to forget how rocky returns were for much of the period. After a rally in March and April, investors began to get nervous. The spreading sovereign debt crisis in Europe helped generate widespread fears of a double-dip recession. Throughout much of the summer the S&P 500, widely regarded as the best proxy for the U.S. stock market in general, was showing negative returns for the year.

Just as economic indicators were suggesting that we were more likely to see a muted recovery than a double-dip recession the markets received a significant catalyst from the Federal Reserve, in both words and action. In an Op-Ed piece in the Washington Post published on November 4, Chairman Ben Bernanke explained the Fed’s rationale for introducing a second round of quantitative easing, dubbed QE2, where the Fed committed to purchase another $600 billion of longer-term Treasury securities by mid-2011. Bernanke essentially linked the Fed’s considerable monetary easing to an anticipated (or at least hoped for) rise in stock prices, which would in turn boost consumer confidence and ultimately spending. It seemed to work in the latter part of 2010, with the S&P 500 advancing 10.8% during the fourth quarter of 2010.

Madison Mosaic’s Equity Trust Funds all produced solid positive returns for the year, ranging from the 8.02% return of Madison Mosaic Balanced to the 21.15% return of Mosaic Mosaic Mid-Cap. However, after showing good relative performance during the market’s mid-year retreat, in the end we could not match the sharp rallies which drove the overall positive returns for the period. This result is consistent with Madison Mosaic’s historic performance and investment discipline, which favors high-quality companies with consistent and predictable earnings. For the year, smaller, lower-quality companies were in favor while more defensive sectors such as Health Care and Consumer Staples were laggards compared with the more traditionally

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Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance | continued

cyclical sectors of Materials, Consumer Discretionary, and Industrials.

OUTLOOK

Looking forward, we are encouraged by recent economic data. It would appear that moderate economic growth is in the cards for at least the first half of 2011. Generally, this would be considered a good backdrop for investors. Nonetheless, significant and cautionary macroeconomic issues persist. Housing market data continues to disappoint. European sovereign debt issues remain while domestically, state and local governments struggle to meet their financial obligations. As with past economic recoveries, the economic data will likely be volatile and capital markets will respond similarly. Ironically, one of our current concerns is the level of investor complacency that has rather suddenly returned to the stock market. Current sentiment is strongly bullish, while volatility has declined to near three-year lows; from our perspective, this is cause for some short-term caution.

In light of these lingering macro issues, the question we are constantly asking ourselves is, "where are we being appropriately compensated for the still very real risks that are out there?" In our opinion, the one clear answer to this question is quality. In this economic environment, we’d prefer to own companies with strong free cash flows, high earnings predictability and low volatility. Ideally, we would also be able to purchase these same "best of breed" companies at a discount to the market. As we conclude a volatile 2010 we are encouraged that we do not have to pay up for these "world class" companies; in fact they sport some of the lowest relative valuations in the stock market. From our perspective, this is a terrific opportunity, one we look to capitalize on going forward.

INTERVIEW WITH JAY SEKELSKY

  Can you summarize the performance of the funds in Equity Trust in 2010?

After the deep losses of 2008 and early 2009, investors must have been heartened to see the strong rally that began in March of 2009 continue into 2010. However, as long-time shareholders know, a rapidly rising rally that rewards more cyclical and speculative companies is not the best environment for our investment discipline. As a result, we were not displeased when the market rally paused at several points during the year. We showed good resilience in general when the market took these breathers and when investors seemed to show renewed interest in stock fundamentals. But by the fourth quarter we were back into a steep market rally that seemed to be quite indifferent to company-specific metrics. So in the end 2010 became for us a story of good absolute returns, but trailing relative results. That said, when you look at our funds over the past three years, which is really a full market cycle including the crash of 2008, we feel very good about how well shareholders in Equity Trust funds have weathered what was the worst storm to have hit the market in our lifetimes.

MADISON MOSAIC INVESTORS FUND (MINVX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $42.9 million
Date of Inception: November 1, 1978
Ticker: MINVX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation

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methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH LEAD EQUITY MANAGER

JAY SEKELSKY

How did the fund perform in 2010?

The Investors Fund ended the year with a gain of 10.44%, trailing our S&P 500 benchmark’s 15.06%. We faced a number of headwinds over this one-year period. While we always favor fundamentally sound, well-managed companies, the market can go through periods where there is less discrimination among stocks and even a preference for highly leveraged, more speculative enterprises. Such was the case for much of the trailing period. While we tend to own companies at the upper end of Standard & Poor’s quality rankings, in 2010 companies rated A+ and A by S&P trailed every other S&P quality category and returned half of the lowest category, C&D. Our stock selection discipline which includes a strong valuation screen, looks at companies one at a time. This process led us to above-benchmark weightings in Health Care, Consumer Staples and Information Technology, sectors which all trailed the benchmark in 2010. While it is harder to make generalizations of the sources of return of the fund’s peer group, it was a period where managers hewing closer to the standard large-cap benchmarks would have outperformed our results, while it was also possible to be rewarded for owning a higher percentage of more speculative or smaller companies. We found many of the best investment opportunities among very large domestic companies during a period when the top 20 largest companies in the S&P 500 underperformed as a group. Four of our top ten holdings were among these large companies (Microsoft, Google, IBM and Johnson & Johnson) and all underperformed the market.

Have you made any significant changes to the portfolio since December 31, 2009?

As bottom-up stock pickers we’re less thematic and more opportunistic. Because we seek companies with significant competitive advantages which we expect to be long term, and because we aren’t shifting the portfolio to reflect macro trends, we tend to make changes more gradually than some other managers. In 2010 we had turnover of 41%, close to our historic norm. This level of turnover implies that while we didn’t make drastic changes, there were shifts of note. For instance, Technology became the largest weight in our portfolio. It started the year at about 17% and by year-end we were up to about 23%. Again, not because we decided that the Technology Sector was the most promising as a general theme, but because we found the most attractive companies and valuations there. Meanwhile, Health Care was a fairly high weighting at the start of the year, at about 20%. It ended the period closer to 16.8% of the portfolio. We had found some compelling valuations in this sector as the market reacted to the impact of health care reform. We felt that those concerns did not apply globally to the sector, which produced some good buying opportunities. Many of those stocks rebounded over the course of the year and we sold into that rally. We started with a low weight in the consumer discretionary area and it continued to go down as the year unfolded, since it was difficult to find valuations there that met our criteria.

We added two strong-conviction names to our top-ten holdings over the period and both were additive to performance in 2010. We consider Chevron the best positioned of the integrated oil producers, with strong production coming online and good prospects for additional production. The company also benefited from the rise in oil prices over the course of the period. The second addition to our largest holdings is U.S. Bancorp, a well managed, profitable bank which avoided the excesses of the credit crisis which crippled many other large banking operations. U.S Bancorp has a diversified and attractive business mix that provides a less cyclical earnings stream and requires less capital intensity than many competitors. Their positive brand, business model, business investments, and underwriting discipline should allow them to gain market share and succeed despite a difficult economic environment.

What factors were the strongest contributors to fund performance?

Although 2010 was a strong year for stocks, there was wide disparity in results by sector, with the strongest S&P 500 sector, Consumer Discretionary, outperforming the worst, Health Care, by some 25%. As a result, sector allocation proved to be an important factor in relative returns. We had strong returns from our three consumer discretionary

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Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Investors Fund | continued

holdings, Target, Walt Disney and Yum! Brands. Despite having a slightly lower-than-index weighting in financial stocks, our holdings produced returns greater than their S&P sector.

On an individual stock basis, the greatest contribution to our positive returns came from Technology holding Qualcomm, Consumer Discretionary’s Yum!Brands, and Financial Sector’s Berkshire Hathaway. We also were rewarded for owning Energy Sector stocks Schlumberger and Chevron, and retailers Costco and Target.

What factors were the largest constraints on performance?

Four S&P 500 sectors outperformed the overall index, and we were underweighted in three of them: Materials, Consumer Discretionary, and Industrials. The fourth best performing sector was Energy, and although we had a slight overweighting, our emphasis on drilling and natural gas companies produced returns below the sector average. At the same time, we had a significant overweighting to Health Care, a sector which as a whole was barely positive for the year. Even though our stock selection was relatively strong, it was not enough to overcome the market’s general disdain for the entire sector over health care reform concerns. In an up market, holding cash is always a performance dampener when compared to a cash-free index, and this was the case in 2010.

On an individual security level the laggards were Health Care holding Quest Diagnostics which we sold in the later part of the period, Technology’s EMC Corporation, which we also sold during the period, Health Care holding Covance, tech giant Microsoft and Energy Sector holding Noble Corporation.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	4.6%
Consumer Staples	14.8%
Energy	12.8%
Financials	15.8%
Health Care	16.8%
Industrials	7.9%
Information Technology	23.0%
Cash & Other	4.3%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Microsoft Corp.	4.04%
Cisco Systems Inc.	3.73%
Google Inc., Class A	3.64%
International Business Machines Corp.	3.57%
Johnson & Johnson	3.47%
PepsiCo Inc./NC	3.38%
Chevron Corp.	3.36%
US Bancorp	3.26%
Bank of New York Mellon Corp./The	3.14%
3M Co.	3.10%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

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Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Mid-Cap Fund | continued

MADISON MOSAIC MID-CAP FUND (GTSGX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Mid-Cap seeks long-term capital appreciation through the investment in mid-sized growth companies.
Net Assets: $159.4 million
Date of Inception: July 21, 1983
Ticker: GTSGX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP

  How would you characterize the performance of Madison Mosaic Mid-Cap in 2010?

Given the amount of risk incurred, we were content with our strong absolute returns in 2010. While we are never pleased to trail our benchmark, given the market environment and our style of investment, a 21.15% was a strong absolute number and a reasonable relative one. Our benchmark, the Russell Midcap¨ Index, returned 25.48% while the broader market, as measured by the S&P 500, was up 15.06%. Overall, this was a period in which smaller market-cap stocks in the Mid-Cap Index beat larger market stocks, the stocks of cyclical companies beat more predictable companies and lower-quality stocks outperformed higher-quality companies. Our discipline and holdings put us on the wrong side of each of these trends as we favor more predictable, high-quality businesses. However, when we did enter periods where we saw more investor concerns, as during the mid-year downturn, our stocks did decidedly better. In the end, we look back at 2010 as a year during which our investment style was out of favor. However, we believe we are in the late innings of a lower quality, speculative rally. As in previous recoveries, the market should eventually favor the higher-quality, solid businesses we prefer for the long run.

Did you make any significant changes to the portfolio since December 31, 2009?

While the market ended the year well ahead of its starting point, it wasn’t a smooth ride. When we reported at mid-year the fund and Russell Midcap¨ Index were negative for the first six months of the year. A volatile market often produces opportunities.

Our sector exposure showed some significant shifts over the year as we decreased our Consumer Discretionary exposure from 17.7% to 14.1%, saw our stake in financial firms grow from 17.3% to 24.3%, and our Technology Sector increased from 2.2% to 12.2%. As always, these shifts were not the result of top-down sector calls, but a result of company-by-company analysis as we seek the strongest possible holdings at reasonable valuations. That said, bottom-up stock selection often reveals macro trends, and it was no coincidence that we pared our Consumer Discretionary exposure; the sector that led the market in 2010. Meanwhile, the Technology Sector had below-market performance for the year and we were able to find some compelling valuations in this area of the economy.

We also had significant continuity across the year as seven of our 10 top holdings, which represented over one-third of our assets at year end, were stocks we held a year ago. The three new holdings in our top 10 are FLIR Systems, a company which specializes in thermal visioning technology and a firm we have held in the past, Brown & Brown, a leading insurance broker, and Arch Capital Group, a worldwide insurance and reinsurance company.

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What factors were the strongest contributors to fund performance?

In terms of absolute return, our strongest performing stocks tended to line up with the leading sectors of Consumer Discretionary and Industrials. Relative to our Index, we had excellent returns in the Financial, Consumer Staples, and Technology Sectors. Our top performing individual securities included Brookfield Asset Management, whose stock was up over 53% for the year, and two stocks which we sold during the period, Expeditors International of Washington which reached our price target, and technology firm Teradata. Two of our stronger relative contributors came from the Consumer Discretionary Sector, Interactive Data Corporation which supplies financial data to investment firms, and international cable provider Liberty Global.

What factors were the largest constraints on performance?

As a manager whose discipline leads us to reliable, steady companies, a year where cyclical sectors and stocks were favored is almost always a challenging one. We were particularly week in our Energy Sector holdings, as our holdings suffered from the indirect effects of the Gulf oil spill and from lower natural gas pricing. Our preference for steadier companies among our industrial holdings was a detriment and as always during a stock rally, our cash position was a constraint.

In terms of individual holdings, off-shore driller Noble Corporation was negatively impacted by the Gulf oil spill and its consequences, and its stock had a negative return in a period in which the Energy Sector as a whole was positive. Another similar result was seen from Southwestern Energy Company whose fortunes were tied to the sliding prices of natural gas. A slow recovery in the dental markets hurt Health Care holding Dentsply, while long-time holding Markel had below-market returns on weak insurance pricing and low investment yields in its investment portfolio.

What do you see for Mid-Cap looking ahead to 2011?

The mid-cap asset class has had tremendous relative performance over the last decade, a trend which suggests moderating future returns. As the period progressed we found better values toward the higher end of the mid-cap market-cap spectrum. This suggests that at some point the smaller cap stocks should take a pause. We believe there is good value towards the higher end of the spectrum in our universe.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	14.1%
Consumer Staples	3.9%
Energy	7.2%
Financials	24.3%
Health Care	15.3%
Industrials	15.7%
Information Technology	12.2%
Materials	2.5%
Cash & Other	4.8%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Brookfield Asset Management Inc.	5.09%
Copart Inc.	3.99%
Techne Corp.	3.90%
Markel Corp.	3.86%
Laboratory Corp. of America Holdings	3.40%
DENTSPLY International Inc.	3.34%
Bed Bath & Beyond Inc.	3.08%
FLIR Systems Inc.	3.00%
Brown & Brown Inc.	2.99%
Arch Capital Group Ltd.	2.94%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

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MADISON MOSAIC SMALL/MID-CAP FUND (MADMX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Small/Mid-Cap seeks long-term capital appreciation through the investment in small and mid-sized growth companies.
Net Assets: $1.8 million
Date of Inception: December 31, 2008
Ticker: MADMX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Small/Mid-Cap Fund invests primarily in the common stocks of small-to-mid-sized U.S. corporations. The fund typically owns 40-80 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION

Madison Mosaic Small/Mid-Cap Fund returned 18.42% for the year, a solid absolute number, although it trailed the fund’s benchmark, the Russell 2500¨ Index, which was up 26.71% for the year. As was true of Madison Mosaic Mid-Cap, the fund had a hard time overcoming the fundamental trends of the market rally that began in 2009 and continued, with a couple notable pauses, in 2010. This rally was led by highly leveraged, cyclical and lower-quality companies, while our discipline is designed to emphasize just the opposite.

The fund kept up with the hot Consumer Discretionary Sector, thanks to strong returns form AutoZone, Yum!Brands, Lamar Advertising, and Lumber Liquidators. Our overall picks were able to overcome disappointing returns from Sears Holdings and ITT Educational Services. While we added value with our financial holdings, we lagged in the more cyclical sectors of Energy, Industrials and Materials, where we tend to lean towards the steadier companies rather than the volatile ones which led the market. Brookfield Asset Management led our Financial Sector returns, while three Industrial Sector holdings, Fastenal, Wabtec and Expeditors International had great years.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	13.0%
Consumer Staples	3.1%
Energy	8.0%
Financials	19.8%
Health Care	12.0%
Industrials	12.3%
Information Technology	11.2%
Materials	3.1%
Telecommunication Services	1.9%
Cash & Other	15.6%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Brookfield Asset Management Inc.	2.68%
Copart Inc.	2.57%
DENTSPLY International Inc.	2.47%
Laboratory Corp. of America Holdings	2.25%
iShares Gold Trust	2.12%
FLIR Systems Inc.	2.11%
Techne Corp.	2.07%
Markel Corp.	2.02%
Arch Capital Group Ltd.	1.97%
Broadridge Financial Solutions Inc.	1.97%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

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MADISON MOSAIC DISCIPLINED EQUITY (MADEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Disciplined Equity seeks long-term growth with diversification among all equity market sectors.
Net Assets: $99.0 million
Date of Inception: December 31, 1997
Ticker: MADEX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with quarterly rebalancing. The fund typically owns 50-70 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s return of 15.06%, Disciplined Equity showed a modest return of 9.58%. While we continue to believe that our discipline will lead to excellent performance over time, it was not rewarded this year, when lower-quality, smaller and more speculative stocks led the market.

Have you made any significant changes to the portfolio since December 31, 2009?

As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time.

Although the management team’s objective is to maintain relative sector neutrality against the S&P 500, we are dedicated to actively managing a select group of stocks within each of these sectors. At the beginning of the period the fund had 57 holdings and at the end of the period it held 55. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. In many cases, this means selling a stock and replacing it with another we feel has greater potential. This is what we did, for example, in the Consumer Discretionary Sector as we sold AutoZone as it reached what we considered full valuation and ITT Educational Services when our projections for the company’s growth no longer seemed valid. We added advertising agency Omnicom Group as an industry leader poised to benefit from an improving economy and increased ad spending and retailer Staples, which we consider a high-quality company which was available at an attractive valuation.

What factors had the largest impact on this period’s performance?

All S&P 500 sectors were positive for the year, but there was quite a bit of disparity in return, with Consumer Discretionary leading Health Care by some 25%. This phenomenon was also true within sectors and performance varied widely depending on your holdings. We had excellent returns from our Financial Sector holdings as quality remained on investors’ minds as we still felt echoes of the 2008 credit crisis. While we maintained market-like exposure to the cyclical sectors, our high-quality bias was not additive during this period. In fact, most of our underperformance was in the cyclical sectors, notably Industrials and Energy where the more volatile cyclicals had the performance edge over our steadier choices. We also had individual security disappoints in our energy stocks, as driller Noble Corporation underperformed due to the Gulf oil spill and its consequences and Southwestern Energy Company underperformed due to the weakness of natural gas pricing. As is always the case in an up market, our cash position was a detriment when compared to the cash-free benchmark.

Annual Report - 9

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Disciplined Equity Fund | continued
In terms of individual stocks, among the fund’s best relative performers were technology holding Qualcomm, ConocoPhillips, and Berkshire Hathaway.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/10
Consumer Discretionary	10.2%
Consumer Staples	10.4%
Energy	11.3%
Financials	15.5%
Health Care	11.2%
Industrials	10.2%
Information Technology	18.4%
Materials	2.9%
Telecommunication Services	2.2%
Utilities	3.1%
Cash & Other	4.6%

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Microsoft Corp.	3.36%
Chevron Corp.	2.91%
Google Inc., Class A	2.88%
International Business Machines Corp.	2.75%
3M Co.	2.61%
Cisco Systems Inc.	2.36%
US Bancorp	2.28%
PepsiCo Inc./NC	2.19%
AT&T Inc.	2.16%
Schlumberger Ltd.	2.10%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON MOSAIC BALANCED (BHBFX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and government agency and investment grade corporate bonds.

Net Assets: $12.3 million
Date of Inception: December 18, 1986
Ticker: BHBFX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Balanced Fund invests primarily in the common stocks of large-sized U.S. corporations along with an actively managed portfolio of investment-grade intermediate-term bonds. The bond exposure is targeted to be at least 30% of the fund’s total assets. The fund typically owns 25-40 securities on the stock side which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. Bonds are managed to seek the best risk-adjusted return through active management of sectors (corporate, Treasury and Agency), duration, and yield-curve positioning.

PERFORMANCE DISCUSSION WITH JAY SEKELSKY
AND PAUL LEFURGEY.

How did the Balanced Fund perform for the year?

The Balanced Fund rose 8.02% for the year, a return which reflects the fund’s risk management. The S&P 500 rose 15.06% during the period while the Barclays Capital Intermediate Government Credit Index was up 5.89%. This one-year period was one in which riskier assets in both stocks and bonds led the market, and the peer group has shown historical performance which indicates a higher risk

Annual Report - 10

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Balanced Fund | continued

profile than Mosaic’s. Madison Mosaic Balanced is managed with the belief that shareholders in the fund are primarily interested in participating in up markets while receiving protection in down markets. As a result we avoided the more speculative edges of both the stock and bond markets in a year in which smaller, lower-quality stocks outperformed, as did riskier bond assets. Mosaic Balanced held the stocks of larger, established companies and a bond portfolio heavily favoring high-quality issuance and duration that was shorter, and thus more conservative, than the widely used benchmark, Barclays Capital Government/Credit Bond Index.

Have you made any significant changes to the portfolio since December 31, 2009?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding a 64.4% allocation to stocks and ended the period with a similar 65.4% exposure, a sign that we consider the potential returns of stocks to show greater prospects than those of bonds over the upcoming months.

 On the bond side, we kept our relatively high exposure to corporate bonds, 16.9% at the end of period compared to 17.8% at the beginning. We continue to favor the higher yield of high-quality corporate bonds over similar maturity government issuance. However, in both corporate and government issuance we are favoring shorter durations, a stance which would be beneficial if intermediate-term interest rates were to rise, a scenario we consider likely over the next annual period.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were solidly positive for the year, but the fund’s holdings could not keep up with the benchmark S&P 500. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bond management produced widely divergent results in 2010, with exceptional returns for the riskiest corporate bonds. Our bonds produced positive returns for the portfolio, but did not match the broader market. We benefited from avoiding higher-risk securities when uncertainty and fear took center stage mid-year, but as the risk trade resumed, our bond holdings could not keep pace with the rapid upswing of lower quality bonds or portfolios with significant exposure to these bonds.

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2010
Consumer Discretionary	3.1%
Consumer Staples	10.3%
Energy	8.8%
Financials	10.7%
Health Care	11.5%
Industrials	5.3%
Information Technology	15.7%

PORTFOLIO INVESTMENT BLEND AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2010
Common Stocks	65.4%
Corporate Bonds	16.9%
Government Bonds	15.2%
Cash & Other	2.5%

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Top Five Stock Holdings (65.4% of net assets in stocks)
Microsoft Corp.	2.88%
Cisco Systems Inc.	2.47%
Google Inc., Class A	2.47%
International Business Machines Corp.	2.45%
PepsiCo Inc./NC	2.40%

% of net assets
Top Five Fixed Income Holdings (32.1% of net assets in fixed income)
U.S. Treasury Note, 1%, 7/31/11	3.28%
U.S. Treasury Note, 3.125%, 10/31/16	2.55%
U.S.Treasury Note, 3.75%, 11/15/18	1.61%
Federal Home Loan Bank, 5.5%, 8/13/14	1.40%
Freddie Mac, 4.875%, 11/15/13	1.36%

Annual Report - 11

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Balanced Fund | concluded

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1.2
The primary benchmark is changing from the Value Line Geometric Index to the Barclays Capital Intermediate Government Credit Index and S&P 500 Index. See accompanying Notes to Management’s Discussion of Fund Performance.

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

BENCHMARK DESCRIPTIONS

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade United States corporate securities that have a remaining maturity of greater than or equal to one year and less than 10 years.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000¨ Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The Russell 2500¨ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500¨ Index is a subset of the Russell 3000¨ Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The Value Line Geometric Index is an equally weighted and geometrically averaged index based on the price changes of the 1,650 stocks in the Index. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

Annual Report - 12

Madison Mosaic Equity Trust | December 31, 2010

Investors Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 95.7%
Consumer Discretionary - 4.6%
Target Corp.	21,080	$ 1,267,540
Walt Disney Co./The	19,005	712,878
		1,980,418
Consumer Staples - 14.8%
Coca-Cola Co./The	12,713	836,134
Costco Wholesale Corp.	13,355	964,365
Diageo PLC-Sponsored ADR	13,677	1,016,611
Kraft Foods Inc., Class A	31,255	984,845
PepsiCo Inc./NC	22,192	1,449,803
Walgreen Co.	27,835	1,084,452
		6,336,210
Energy - 12.8%
Apache Corp.	8,565	1,021,204
Chevron Corp.	15,800	1,441,750
Noble Corp.*	21,530	770,128
Schlumberger Ltd.	15,451	1,290,159
Southwestern Energy Co.*	25,823	966,555
		5,489,796
Financials - 15.8%
Bank of New York Mellon Corp./The	44,593	1,346,708
Berkshire Hathaway Inc., Class B*	8,860	709,775
Franklin Resources Inc.	10,932	1,215,748
Markel Corp.*	2,911	1,100,736
US Bancorp	51,790	1,396,776
Wells Fargo & Co.	33,033	1,023,693
		6,793,436
Health Care - 16.8%
Johnson & Johnson	24,089	1,489,906
Laboratory Corp. of America Holdings*	12,719	1,118,254
Merck & Co. Inc.	34,980	1,260,679
Novartis AG-ADR	20,533	1,210,420
St. Jude Medical Inc.*	25,975	1,110,431
UnitedHealth Group Inc.	28,499	1,029,099
		7,218,789
	Shares	Value (Note 1)
Industrials - 7.9%
3M Co.	15,401	$ 1,329,106
Jacobs Engineering Group Inc.*	17,515	803,063
Waste Management Inc.	33,495	1,234,961
		3,367,130
Information Technology - 23.0%
Cisco Systems Inc.*	79,079	1,599,768
Google Inc., Class A*	2,630	1,562,141
Intel Corp.	59,905	1,259,802
International Business Machines Corp.	10,438	1,531,881
Microsoft Corp.	62,089	1,733,525
QUALCOMM Inc.	21,510	1,064,530
Visa Inc., Class A	15,700	1,104,966
		9,856,613
Total Common Stock (Cost $35,774,822)		41,042,392
Repurchase Agreement - 4.3%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $1,890,491 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $1,853,423 (Cost $1,853,422)		1,853,422
TOTAL INVESTMENTS - 100.0% (Cost $37,628,244)		42,895,814
NET OTHER ASSETS AND LIABILITIES -		(14,135)
TOTAL ASSETS - 100.0%		$ 42,881,679

*	Non-income producing
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

Annual Report - 13

Madison Mosaic Equity Trust | December 31, 2010

Mid-Cap Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 95.2%
Consumer Discretionary - 14.1%
Bed Bath & Beyond Inc.*	99,815	$ 4,905,908
CarMax Inc.*	91,284	2,910,134
Liberty Global Inc., Class C*	92,169	3,123,607
Omnicom Group Inc.	100,790	4,616,182
TJX Cos. Inc.	91,855	4,077,443
Yum! Brands Inc.	57,030	2,797,322
		22,430,596
Consumer Staples - 3.9%
Brown-Forman Corp., Class B	43,869	3,054,160
McCormick & Co.	68,140	3,170,554
		6,224,714
Energy - 7.2%
EOG Resources Inc.	36,845	3,368,001
Noble Corp.*	128,770	4,606,103
Southwestern Energy Co.*	93,720	3,507,940
		11,482,044
Financials - 24.3%
Arch Capital Group Ltd.*	53,175	4,682,059
Brookfield Asset Management Inc.	243,751	8,114,471
Brown & Brown Inc.	199,400	4,773,636
Leucadia National Corp.	157,805	4,604,750
Markel Corp.*	16,260	6,148,394
SEI Investments Co.	164,779	3,920,092
T Rowe Price Group Inc.	49,682	3,206,476
WR Berkley Corp.	122,201	3,345,863
		38,795,741
Health Care - 15.3%
Covance Inc.*	78,587	4,040,158
CR Bard Inc.	37,355	3,428,068
DENTSPLY International Inc.	155,984	5,329,973
Laboratory Corp. of America Holdings*	61,642	5,419,565
Techne Corp.	94,711	6,219,671
		24,437,435
	Shares	Value (Note 1)
Industrials - 15.7%
Copart Inc.*	170,323	$ 6,361,565
IDEX Corp.	104,764	4,098,368
Jacobs Engineering Group Inc.*	77,435	3,550,395
Ritchie Bros Auctioneers Inc.	130,408	3,005,904
Wabtec Corp./DE	63,214	3,343,388
Waste Management Inc.	123,975	4,570,958
		24,930,578
Information Technology - 12.2%
Amphenol Corp., Class A	61,151	3,227,551
Broadridge Financial Solutions Inc.	187,324	4,108,015
Factset Research Systems Inc.	34,216	3,208,092
FLIR Systems Inc.*	161,000	4,789,750
Western Union Co./The	220,090	4,087,071
		19,420,479
Materials - 2.5%
Ecolab Inc.	78,000	3,932,760
Total Common Stock (Cost $122,291,780)		151,654,346
Repurchase Agreement - 3.5%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $5,745,041 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $5,632,395 (Cost $5,632,390)		5,632,390
TOTAL INVESTMENTS - 98.7% (Cost $127,924,170)		157,286,736
NET OTHER ASSETS AND LIABILITIES - 1.3%		2,126,657
TOTAL ASSETS - 100.0%		$159,413,393

*Non-income producing

See accompanying Notes to Financial Statements.

Annual Report - 14

Madison Mosaic Equity Trust | December 31, 2010

Small/Mid-Cap Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 84.4%
Consumer Discretionary - 13.0%
Bed Bath & Beyond Inc.*	690	$ 33,913
CarMax Inc.*	954	30,414
Lamar Advertising Co., Class A*	760	30,278
Lumber Liquidators Holdings Inc.*	845	21,049
Omnicom Group Inc.	710	32,518
Sears Holdings Corp.*	302	22,273
TJX Cos. Inc.	755	33,514
Yum! Brands Inc.	535	26,242
		230,201
Consumer Staples - 3.1%
Brown-Forman Corp., Class B	354	24,645
McCormick & Co.	630	29,314
		53,959
Energy - 8.0%
Contango Oil & Gas Co.*	455	26,358
Ensco PLC ADR	635	33,896
EOG Resources Inc.	320	29,251
Noble Corp.*	775	27,722
Southwestern Energy Co.*	630	23,581
		140,808
Financials - 19.8%
Arch Capital Group Ltd.*	395	34,780
Brookfield Asset Management Inc.	1,420	47,271
Brookfield Properties Corp.	1,832	32,115
Brown & Brown Inc.	1,285	30,763
IntercontinentalExchange Inc.*	251	29,907
Leucadia National Corp.	1,155	33,703
Markel Corp.*	94	35,544
RLI Corp.	475	24,971
SEI Investments Co.	1,130	26,883
T Rowe Price Group Inc.	407	26,268
WR Berkley Corp.	959	26,257
		348,462
Health Care - 12.0%
Covance Inc.*	589	30,280
CR Bard Inc.	325	29,825
DENTSPLY International Inc.	1,275	43,567
IDEXX Laboratories Inc.*	455	31,495
Laboratory Corp. of America Holdings*	452	39,740
Techne Corp.	555	36,447
		211,354
	Shares	Value (Note 1)
Industrials - 12.3%
Copart Inc.*	1,213	$ 45,305
IDEX Corp.	880	34,426
Jacobs Engineering Group Inc.*	595	27,281
Knight Transportation Inc.	1,350	25,650
Ritchie Bros Auctioneers Inc.	1,285	29,619
Wabtec Corp./DE	510	26,974
Waste Management Inc.	775	28,574
		217,829
Information Technology - 11.2%
Adobe Systems Inc.*	750	23,085
Amphenol Corp., Class A	528	27,868
Blackboard Inc.*	390	16,107
Broadridge Financial Solutions Inc.	1,583	34,715
Factset Research Systems Inc.	280	26,253
FLIR Systems Inc.*	1,248	37,128
Western Union Co./The	1,720	31,940
		197,096
Materials - 3.1%
Ecolab Inc.	600	30,252
Valspar Corp.	740	25,515
		55,767
Telecommunication Services - 1.9%
Crown Castle International Corp.*	750	32,873
Total Common Stock (Cost $1,217,550)		1,488,350
INVESTMENT COMPANIES - 2.1%
iShares Gold Trust*	2,690	37,391
Total Investment Companies (Cost $25,638)		37,391
Repurchase Agreement - 13.5%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $242,229 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $237,480 (Cost $237,479)		237,479

TOTAL INVESTMENTS - 100.0% (Cost $1,480,667)		1,763,220
NET OTHER ASSETS AND LIABILITIES - 0.0%		86
TOTAL ASSETS - 100.0%		$ 1,763,306

*Non-income producing

See accompanying Notes to Financial Statements.

Annual Report - 15

Madison Mosaic Equity Trust | December 31, 2010

Disciplined Equity Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 95.4%
Consumer Discretionary - 10.2%
NIKE Inc. , Class B	19,670	$ 1,680,211
Omnicom Group Inc.	41,557	1,903,311
Staples Inc.	42,325	963,740
Target Corp.	30,135	1,812,018
TJX Cos. Inc.	38,285	1,699,471
Walt Disney Co./The	30,375	1,139,366
Yum! Brands Inc.	18,810	922,631
		10,120,748
Consumer Staples - 10.4%
Coca-Cola Co./The	22,585	1,485,415
Costco Wholesale Corp.	24,255	1,751,454
Diageo PLC-Sponsored ADR	24,830	1,845,614
Kraft Foods Inc., Class A	35,975	1,133,572
PepsiCo Inc./NC	33,185	2,167,976
Walgreen Co.	47,120	1,835,795
		10,219,826
Energy - 11.3%
Apache Corp.	17,275	2,059,698
Chevron Corp.	31,605	2,883,956
ConocoPhillips	23,530	1,602,393
Noble Corp.*	36,690	1,312,401
Schlumberger Ltd.	24,870	2,076,645
Southwestern Energy Co.*	32,927	1,232,458
		11,167,551
Financials - 15.5%
American Express Co.	48,380	2,076,470
Bank of New York Mellon Corp./The	62,355	1,883,121
Berkshire Hathaway Inc., Class B*	10,160	813,918
Brookfield Asset Management Inc.	40,350	1,343,252
Franklin Resources Inc.	16,959	1,886,010
Markel Corp.*	4,762	1,800,655
Morgan Stanley	51,070	1,389,615
US Bancorp	83,525	2,252,669
Wells Fargo & Co.	61,410	1,903,095
		15,348,805
Health Care - 11.2%
Allergan Inc.	14,575	1,000,865
Johnson & Johnson	33,015	2,041,978
Laboratory Corp. of America Holdings*	18,342	1,612,629
Merck & Co. Inc.	54,175	1,952,467
Novartis AG ADR	31,420	1,852,209
St. Jude Medical Inc.*	32,445	1,387,024
UnitedHealth Group Inc.	34,430	1,243,267
		11,090,439
	Shares	Value (Note 1)
Industrials - 10.2%
3M Co.	29,885	$ 2,579,075
Aecom Technology Corp.*	58,295	1,630,511
Copart Inc.*	28,625	1,069,144
Illinois Tool Works Inc.	31,035	1,657,269
Jacobs Engineering Group Inc.*	25,385	1,163,902
Waste Management Inc.	55,025	2,028,772
		10,128,673
Information Technology - 18.4%
Cisco Systems Inc.*	115,355	2,333,632
FLIR Systems Inc.*	46,975	1,397,506
Google Inc., Class A*	4,795	2,848,086
Intel Corp.	71,805	1,510,059
International Business Machines Corp.	18,518	2,717,702
Microsoft Corp.	119,100	3,325,272
QUALCOMM Inc.	36,955	1,828,903
Visa Inc., Class A	18,485	1,300,974
Western Union Co./The	52,800	980,496
		18,242,630
Materials - 2.9%
Ecolab Inc.	34,990	1,764,196
Praxair Inc.	11,850	1,131,320
		2,895,515
Telecommunication Services - 2.2%
AT&T Inc.	72,735	2,136,954
Utilities - 3.1%
Entergy Corp.	18,185	1,288,044
NextEra Energy Inc.	34,420	1,789,496
		3,077,539
Total Common Stock (Cost $84,667,238)		94,428,682
Repurchase Agreement - 6.4%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $6,476,551 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $6,349,561 (Cost $6,349,555)		6,349,555
TOTAL INVESTMENTS - 101.8% (Cost $91,016,793)		100,778,237
NET OTHER ASSETS AND LIABILITIES - (1.8%)		(1,796,897)
TOTAL ASSETS - 100.0%		$ 98,981,340

*	Non-income producing
ADR	American Depository Receipt

See accompanying Notes to Financial Statements.

Annual Report - 16

Madison Mosaic Equity Trust | December 31, 2010

Balanced Fund • Portfolio of Investments

	Shares	Value (Note 1)
COMMON STOCK - 65.4%
Consumer Discretionary - 3.1%
Target Corp.	3,940	$ 236,912
Walt Disney Co./The	3,820	143,288
		380,200
Consumer Staples - 10.3%
Coca-Cola Co./The	2,485	163,438
Costco Wholesale Corp.	2,670	192,801
Diageo PLC-Sponsored ADR	2,735	203,293
Kraft Foods Inc., Class A	6,240	196,622
PepsiCo Inc./NC	4,502	294,116
Walgreen Co.	5,500	214,280
		1,264,550
Energy - 8.8%
Apache Corp.	1,690	201,498
Chevron Corp.	3,210	292,913
Noble Corp.*	4,075	145,763
Schlumberger Ltd.	2,930	244,655
Southwestern Energy Co.*	5,302	198,454
		1,083,283
Financials - 10.7%
Bank of New York Mellon Corp./The	8,357	252,382
Berkshire Hathaway Inc., Class B*	1,710	136,988
Franklin Resources Inc.	2,148	238,879
Markel Corp.*	577	218,181
US Bancorp	10,055	271,183
Wells Fargo & Co.	6,155	190,743
		1,308,356
Health Care - 11.5%
Johnson & Johnson	4,580	283,273
Laboratory Corp. of America Holdings*	2,465	216,723
Merck & Co. Inc.	6,705	241,648
Novartis AG-ADR	3,960	233,442
St. Jude Medical Inc.*	5,080	217,170
UnitedHealth Group Inc.	5,810	209,799
		1,402,055
Industrials - 5.3%
3M Co.	3,075	265,373
Jacobs Engineering Group Inc.*	3,365	154,285
Waste Management Inc.	6,325	233,203
		652,861
Information Technology - 15.7%
Cisco Systems Inc.*	14,969	302,822
Google Inc., Class A*	509	302,331
Intel Corp.	11,665	245,315
International Business Machines Corp.	2,047	300,418
Microsoft Corp.	12,650	353,188
	Shares	Value (Note 1)
QUALCOMM Inc.	4,295	$ 212,560
Visa Inc., Class A	3,010	211,844
		1,928,478
Total Common Stock (Cost $6,771,676)		8,019,783
	Par Value
CORPORATE NOTES AND BONDS - 16.9%
Consumer Discretionary - 0.5%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$ 55,000	62,616
Consumer Staples - 1.9%
Costco Wholesale Corp., 5.3%, 3/15/12	100,000	105,235
Kraft Foods Inc., 5.625%, 11/1/11	13,000	13,508
Sysco Corp., 5.25%, 2/12/18	100,000	110,361
		229,104
Energy - 3.6%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	53,689
Devon Energy Corp., 6.3%, 1/15/19	100,000	117,871
Marathon Oil Corp., 6%, 10/1/17	100,000	113,736
Valero Energy Corp., 6.875%, 4/15/12	150,000	159,677
		444,973
Financials - 4.0%
Allstate Corp./The, 6.2%, 5/16/14	100,000	113,178
American Express Co., 4.875%, 7/15/13	150,000	160,446
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	109,460
General Electric Capital Corp., 4.8%, 5/1/13	100,000	106,968
		490,052
Health Care - 1.2%
Abbott Laboratories, 5.6%, 11/30/17	125,000	143,121
Industrials - 0.9%
United Parcel Service Inc., 5.5%, 1/15/18	100,000	113,771
Information Technology - 3.5%
Cisco Systems Inc., 5.25%, 2/22/11	100,000	99,220
Hewlett-Packard Co., 4.5%, 3/1/13	100,000	107,091
Oracle Corp., 4.95%, 4/15/13	100,000	109,000
Western Union Co./The, 5.93%, 10/1/16	100,000	112,091
		427,402
Telecommunication Services - 1.3%
Verizon New England Inc., 6.5%, 9/15/11	150,000	155,861
Total Corporate Notes and Bonds (Cost $1,963,544)		2,066,900

See accompanying Notes to Financial Statements.

Annual Report - 17

Madison Mosaic Equity Trust | Balanced Fund • Portfolio of Investments | December 31, 2010 | concluded

	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.2%
Fannie Mae - 2.1%
4.875%, 5/18/2012	$150,000	$ 159,002
2.375%, 7/28/2015	100,000	101,523
		260,525
Federal Home Loan Bank - 1.4%
5.5%, 8/13/2014	150,000	171,733
Freddie Mac - 1.3%
4.875%, 11/15/2013	150,000	166,380
U.S. Treasury Bond - 1.0%
2.625%, 11/15/2020	125,000	117,930
U.S. Treasury Notes - 9.4%
5.125%, 6/30/2011	50,000	51,222
1%, 7/31/2011	400,000	401,844
0.5%, 11/15/2013	75,000	74,045
4.25%, 8/15/2014	100,000	110,328
3.125%, 10/31/2016	300,000	312,984
3.75%, 11/15/2018	185,000	196,807
		1,147,230
Total U.S. Government and Agency Obligations (Cost $1,801,427)		1,863,797
	Par Value	Value (Note 1)
Repurchase Agreement - 2.7%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $341,743 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $335,043 (Cost $335,042)		$ 335,042
TOTAL INVESTMENTS - 100.2% (Cost $10,871,689)		12,285,522
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(29,303)
TOTAL ASSETS - 100.0%		$ 12,256,219

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Annual Report - 18

Madison Mosaic Equity Trust | December 31, 2010

Statements of Assets and Liabilities

	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$41,042,392	$151,654,346	$1,525,741	$94,428,682	$11,950,480
Repurchase agreements	1,853,422	5,632,390	237,479	6,349,555	335,042
Total investments*	42,895,814	157,286,736	1,763,220	100,778,237	12,285,522
Cash	–	7,901	257	–	–
Receivables
Investment securities sold	–	2,295,596	–	–	–
Dividends and interest	42,320	91,092	866	111,326	52,082
Capital shares sold	16,914	98,121	–	6,160	1,658
Total assets	42,955,048	159,779,446	1,764,343	100,895,723	12,339,262

LIABILITIES
Payables
Investment securities purchased	–	–	–	1,409,942	74,020
Dividends	27,652	–	–	496,840	1,880
Capital shares redeemed	31,842	347,178	37	1,726	768
Auditor fees	10,000	15,000	1,000	5,500	5,500
Independent trustee fees	3,875	3,875	–	375	875
Total liabilities	73,369	366,053	1,037	1,914,383	83,043

NET ASSETS	$42,881,679	$159,413,393	$1,763,306	$98,981,340	$12,256,219

Net assets consists of:
Paid in capital	43,410,649	137,513,183	1,461,781	88,953,071	11,220,600
Undistributed net investment income (loss)	–	–	–	–	–
Accumulated net realized gains (losses)	(5,796,540)	(7,462,356)	18,972	266,825	(378,214)
Net unrealized appreciation on investments	5,267,570	29,362,566	282,553	9,761,444	1,413,833
Net assets	$42,881,679	$159,413,393	$1,763,306	$98,981,340	$12,256,219

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	2,591,260	13,778,546	132,532	7,803,815	700,413

NET ASSET VALUE PER SHARE	$16.55	$11.57	$13.30	$12.68	$17.50

*INVESTMENT SECURITIES, AT COST	$37,628,244	$127,924,170	$1,480,667	$91,016,793	$10,871,689

See accompanying Notes to Financial Statements.

Annual Report - 19

Madison Mosaic Equity Trust

Statements of Operations

For the year ended December 31, 2010
	Investors Fund	Mid-Cap Fund	Small/ Mid-Cap Fund	Disciplined Equity Fund	Balanced Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 159	$ 859	$ 12	$ 631	$160,726
Dividend income	633,492	1,490,814	17,259	1,202,738	127,939
Total investment income	633,651	1,491,673	17,271	1,203,369	288,665

EXPENSES (Notes 3 and 5)
Investment advisory fees	298,315	1,125,493	10,200	509,388	90,302
Other expenses:
Service agreement fees	66,461	718,913	5,800	230,714	49,539
Auditor fees	13,500	22,000	1,000	5,500	5,500
Independent trustee fees	15,500	15,500	–	1,500	3,500
Line of credit interest and fees	250	250	–	250	250
Other expenses waived	–	–	–	(74,710)	–
Total other expenses	95,711	756,663	6,800	163,254	58,789
Total expenses	394,026	1,882,156	17,000	672,642	149,091

NET INVESTMENT INCOME (LOSS)	239,625	(390,483)	271	530,727	139,574

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,011,557	11,120,939	100,114	933,085	379,920
Change in net unrealized appreciation of investments	2,606,593	18,528,051	146,941	8,509,840	392,114

NET GAIN ON INVESTMENTS	3,618,150	29,648,990	247,055	9,442,925	772,034

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,857,775	$29,258,507	$247,326	$9,973,652	$911,608

See accompanying Notes to Financial Statements.

Annual Report - 20

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the period indicated
	Investors Fund		Mid-Cap Fund
	Year Ended Dec. 31,		Year Ended Dec. 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 239,625	$ 128,323	$ (390,483)	$ (409,288)
Net realized gain (loss) on investments	1,011,557	(2,987,073)	11,120,939	(1,427,953)
Net unrealized appreciation on investments	2,606,593	12,637,531	18,528,051	30,861,589
Net increase in net assets resulting from operations	3,857,775	9,778,781	29,258,507	29,024,348

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(239,625)	(144,107)	–	–

CAPITAL SHARE TRANSACTIONS (Note 7)	(420,547)	2,019,018	(10,392,681)	22,559,315

TOTAL INCREASE IN NET ASSETS	3,197,603	11,653,692	18,865,826	51,583,663

NET ASSETS
Beginning of period	$39,684,076	$28,030,384	$140,547,567	$ 88,963,904
End of period	$42,881,679	$39,684,076	$159,413,393	$140,547,567

	Small/Mid-Cap Fund		Disciplined Equity Fund
	Year Ended Dec. 31,*		Year Ended Dec. 31,
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 271	$ (2,595)	$ 530,727	$ 47,510
Net realized gain (loss) on investments	100,114	109,107	933,085	(104,959)
Net unrealized appreciation on investments	146,941	135,612	8,509,840	2,142,872
Net increase in net assets resulting from operations	247,326	242,124	9,973,652	2,085,423

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(271)	–	(530,727)	(47,510)
From net capital gains	(101,704)	(85,950)	(221,732)	–
Total distributions	(101,975)	(85,950)	(752,459)	(47,510)

CAPITAL SHARE TRANSACTIONS (Note 7)	561,942	899,839	48,310,018	36,340,532

TOTAL INCREASE IN NET ASSETS	707,293	1,056,013	57,531,211	38,378,445

NET ASSETS
Beginning of period	$1,056,013	$ –	$41,450,129	$ 3,071,684
End of period	$1,763,306	$1,056,013	$98,981,340	$41,450,129

* Inception of Fund was December 31, 2008 with effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Annual Report - 21

Madison Mosaic Equity Trust | December 31, 2010

For the period indicated

	Balanced Fund
	Year Ended Dec. 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 139,574	$ 126,787
Net realized gain (loss) on investments	379,920	(382,279)
Net unrealized appreciation on investments	392,114	2,662,360
Net increase in net assets resulting from operations	911,608	2,406,868

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(139,574)	(126,787)

CAPITAL SHARE TRANSACTIONS (Note 7)	(634,826)	(299,992)

TOTAL INCREASE IN NET ASSETS	137,208	1,980,089

NET ASSETS
Beginning of period	$12,119,011	$10,138,922
End of period	$12,256,219	$12,119,011

See accompanying Notes to Financial Statements.

Annual Report - 22

Madison Mosaic Equity Trust | December 31, 2010

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.07	$11.31	$18.44	$20.57	$18.81
Investment operations:
Net investment income	0.09	0.05	0.08	0.20	0.09
Net realized and unrealized gain (loss) on investments	1.48	3.76	(6.28)	(0.21)	3.02
Total from investment operations	1.57	3.81	(6.20)	(0.01)	3.11
Less distributions:
From net investment income	(0.09)	(0.05)	(0.08)	(0.20)	(0.09)
From net capital gains	–	–	(0.85)	(1.92)	(1.26)
Total distributions	(0.09)	(0.05)	(0.93)	(2.12)	(1.35)
Net asset value, end of period	$16.55	$15.07	$11.31	$18.44	$20.57
Total return (%)	10.44	33.73	(33.40)	(0.18)	16.55
Ratios and supplemental data
Net assets, end of period (in thousands)	$42,882	$39,684	$28,030	$55,991	$176,861
Ratio of expenses to average net assets (%)	0.99	1.00	1.05	0.94	0.95
Ratio of net investment income to average net assets (%)	0.60	0.40	0.47	0.78	0.55
Portfolio turnover (%)	41	74	47	51	52

MID-CAP FUND

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$9.55	$7.67	$12.87	$13.04	$11.99
Investment operations:
Net investment loss	(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	2.05	1.91	(4.71)	1.15	1.98
Total from investment operations	2.02	1.88	(4.74)	1.13	1.96
Less distributions from capital gains	–	–	(0.46)	(1.30)	(0.91)
Net asset value, end of period	$11.57	$9.55	$7.67	$12.87	$13.04
Total return (%)	21.15	24.51	(36.61)	8.62	16.32
Ratios and supplemental data
Net assets, end of period (in thousands)	$159,413	$140,548	$88,964	$146,378	$147,122
Ratio of expenses to average net assets (%)	1.25	1.26	1.26	1.25	1.25
Ratio of net investment income to average net assets (%)	(0.26)	(0.36)	(0.33)	(0.18)	(0.18)
Portfolio turnover (%)	57	63	76	43	47

See accompanying Notes to Financial Statements.

Annual Report - 23

Madison Mosaic Equity Trust | Financial Highlight | continued

Selected data for a share outstanding for the periods indicated.

SMALL/MID-CAP FUND

	Year Ended December 31,
	2010	2009
Net asset value, beginning of year	$11.92	$10.00*
Investment operations:
Net investment income (loss)	0.001	(0.03)
Net realized and unrealized gain (loss) on investments	2.20	3.01
Total from investment operations	2.20	2.98
Less distribution:
From net investment income	0.001	–
From net capital gains	(0.82)	(1.06)
Total distributions	(0.82)	(1.06)
Net asset value, end of year	$13.30	$11.92
Total return (%)	18.42	29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$1,763	$1,056
Ratio of expenses to average net assets (%)	1.25	1.24
Ratio of net investment income (loss) to average net assets (%)	0.02	(0.31)
Portfolio turnover (%)	61	74

DISCIPLINED EQUITY FUND

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.66	$8.81	$13.78	$14.07	$12.61
Investment operations:
Net investment income	0.07	0.01	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.05	2.85	(4.80)	1.21	2.05
Total from investment operations	1.12	2.86	(4.71)	1.27	2.12
Less distributions:
From net investment income	(0.07)	(0.01)	(0.09)	(0.06)	(0.07)
From net capital gains	(0.03)	–	(0.17)	(1.50)	(0.59)
Total distributions	(0.10)	(0.01)	(0.26)	(1.56)	(0.66)
Net asset value, end of period	$12.68	$11.66	$8.81	$13.78	$14.07
Total return (%)	9.58	32.50	(34.20)	9.05	16.83
Ratios and supplemental data
Net assets, end of period (in thousands)	$98,981	$41,450	$3,072	$4,499	$4,081
Ratio of expenses to average net assets before fee waiver (%)	1.09	1.06	1.14	1.26	1.27
Ratio of expenses to average net assets after fee waiver (%)	0.99	0.96	1.06	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.68	0.49	0.72	0.41	0.54
Ratio of net investment income to average net assets after fee waiver (%)	0.78	0.60	0.80	N/A	N/A
Portfolio turnover (%)	40	62	63	70	54

1Greater than zero but less than a penny.
* Inception of Fund was December 31, 2008 with effective date of January 1, 2009.

See accompanying Notes to Financial Statements.

Annual Report - 24

Madison Mosaic Equity Trust | Financial Highlight | concluded

Selected data for a share outstanding for the periods indicated.

BALANCED FUND

		Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.39	$13.29	$17.62	$18.39	$17.40
Investment operations:
Net investment income	0.19	0.17	0.25	0.28	0.23
Net realized and unrealized gain (loss) on investments	1.11	3.10	(3.72)	0.13	1.84
Total from investment operations	1.30	3.27	(3.47)	0.41	2.07
Less distributions:
From net investment income	(0.19)	(0.17)	(0.25)	(0.28)	(0.23)
From net capital gains	–	–	(0.61)	(0.90)	(0.85)
Total distributions	(0.19)	(0.17)	(0.86)	(1.18)	(1.08)
Net asset value, end of period	$17.50	$16.39	$13.29	$17.62	$18.39
Total return (%)	8.02	24.82	(19.92)	2.24	11.96
Ratios and supplemental data
Net assets, end of period (in thousands)	$12,256	$12,119	$10,139	$13,800	$16,267
Ratio of expenses to average net assets (%)	1.24	1.25	1.24	1.22	1.22
Ratio of net investment income to average net assets (%)	1.16	1.19	1.49	1.47	1.24
Portfolio turnover (%)	39	57	50	42	35

See accompanying Notes to Financial Statements.

Annual Report - 25

Madison Mosaic Equity Trust | December 31, 2010

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (the "Funds"): the Investors Fund, Mid-Cap Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund, each of whose objectives and strategies are described in the Funds’ prospectus. A sixth Trust portfolio, available to certain institutional investors (as defined in the portfolio’s prospectus), presents its financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP"). Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. As of December 31, 2010, none of the funds held securities deemed as a Level 3.

Annual Report - 26

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 12/31/10
Investors
Common Stocks	$ 41,042,392	$ –	$ –	$ 41,042,392
Repurchase Agreement	–	1,853,422	–	1,853,422
Total	$ 41,042,392	$1,853,422	$ –	$ 42,895,814
Mid-Cap
Common Stocks	$151,654,346	$ –	$ –	$151,654,346
Repurchase Agreement	–	5,632,390	–	5,632,390
Total	$151,654,346	$5,632,390	$ –	$157,286,736

Small/Mid-Cap
Common Stocks	$ 1,488,350	$ –	$ –	$ 1,488,350
Investment Companies	37,391	–	–	37,391
Repurchase Agreement	–	237,479	–	237,479
Total	$ 1,525,741	$ 237,479	$ –	$ 1,763,220

Disciplined Equity
Common Stocks	$ 94,428,682	$ –	$ –	$ 94,428,682
Repurchase Agreement	–	6,349,555	–	6,349,555
Total	$ 94,428,682	$6,349,555	$ –	$100,778,237

Balanced
Common Stocks	$ 8,019,783	$ –	$ –	$ 8,019,783
Corporate Obligations	–	2,066,900	–	2,066,900
U.S. Treasury & Agency Obligations	–	1,863,797	–	1,863,797
Repurchase Agreement	–	335,042	–	335,042
Total	$ 8,019,783	$4,265,739	$ –	$ 12,285,522
Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended December 31, 2010.

The Funds adopted guidance regarding enhanced disclosures about funds’ derivitive and hedging activities. Management has determined that there is no impact on the financial statements of the Funds held in the Trust as they did not hold derivative financial instruments during the year.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Annual Report - 27

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Small/Mid-Cap and Disciplined Equity Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2010 and 2009 was as follows:

	2010	2009
Investors Fund:
Distributions paid from ordinary income	$ 239,625	$ 144,107
Small/Mid-Cap Fund:
Distributions paid from:
Ordinary income	$ 52,639	$ 85,950
Long-term capital gains	$ 49,336	–
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$ 598,830	$ 47,510
Long-term capital gains	153,629	–
Balanced Fund:
Distributions paid from ordinary income	$ 139,574	$ 126,787

The Investors Fund, Small/Mid-Cap Fund, Disciplined Equity Fund and Balanced Fund designate 100%, 22.22%, 100% and 91.66%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2010 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$ (5,708,149)
Net unrealized appreciation on investments	5,179,179
$ (528,970)
Mid-Cap Fund:
Accumulated net realized losses	$(6,383,760)
Net unrealized appreciation on investments	28,283,970
$21,900,210
Small/Mid-Cap Fund:
Accumulated net realized gains	$ 18,972
Net unrealized appreciation on investments	282,553
$301,525
Disciplined Equity Fund:
Accumulated net realized gains	$ 311,667
Net unrealized appreciation on investments	9,716,602
$10,028,269
Balanced Fund:
Accumulated net realized losses	$ (348,574)
Net unrealized appreciation on investments	1,384,193
$1,035,619

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and for the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Annual Report - 28

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

As of December 31, 2010, capital loss carryovers available to offset future capital gains for federal income tax purposes were as follows:

Expiration Date	Investors Fund	Mid-Cap Fund	Balanced Fund
December 31, 2016	$1,512,847	–	–
December 31, 2017	4,195,302	$6,383,760	$348,574

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2010 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund, a permanent book and tax difference relating to net investment losses in the amount of $390,483 was reclassified from accumulated undistributed net investment income to paid in capital.

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2010, the Investors Fund had approximately a 11.2% interest, the Mid-Cap Fund approximately a 34.2% interest, the Small/Mid-Cap Fund approximately a 1.4% interest, the Disciplined Equity Fund approximately a 38.5% interest and  the Balanced Fund approximately a 2.0% interest in the consolidated repurchase agreement of $16,483,850 collateralized by $16,813,538 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $16,483,864.

3. Investment Advisory Fees. The investment adviser to the Trust, Madison Investment Advisors, LLC, (the "Adviser"), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2010 were as follows :

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	–	–
Other	$15,650,175	$15,865,527
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$79,731,025	$86,613,793
Small/Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$1,062,001	$748,543
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$70,414,384	$25,033,698

Annual Report - 29

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

	Purchases	Sales
Balanced Fund:
U. S. Gov’t Securities	$1,082,683	$911,580
Other	$3,419,100	$4,245,165

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees, presented below for the year ended December 31, 2010, are accrued daily and paid monthly. This percentage was 0.35% for the Investors Fund but may be limited due to a total expense cap (including the management fee) of 0.99% for the Fund, 0.50% for the Small/Mid-Cap Fund and 0.35% for the Disciplined Equity Fund. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.11% of this fee. This waiver may end at any time. The direct expenses paid by the Investors Fund, Small/Mid-Cap Fund and Disciplined Equity Fund (described below) come out of this fee.

Prior to November 30, 2010, the percentage for the Balanced Fund was 0.41% plus 0.09% for payment of direct expenses described below and for the Mid-Cap Fund, this fee was 0.48% on the first $150 million and 0.45% on all assets greater than $150 million plus 0.03% for payment of direct expenses described below. Effective November 30, 2010, this percentage for the Balanced Fund was increased to 0.50% and for the Mid-Cap Fund, this fee was increased to 0.50% on the first $150 million and 0.47% on all assets greater than $150 million with direct expenses now being paid from this fee.

The Funds pay the expenses of the Funds’  Independent Trustees directly. For the year ended December 31, 2010, these fees were $15,500, $15,500, $0, $1,500 and $3,500, for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

The Funds also pay the expenses of the Funds’  independent registered public accountants directly. For the year ended December 31, 2010, the amounts expensed for these fees were $13,500, $22,000, $1,000, $5,500 and $5,500 for the Investors, Mid-Cap, Small/Mid-Cap, Disciplined Equity and Balanced Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2010:

	Investors Fund	Mid-Cap Fund
Aggregate Cost	$37,716,635	$129,002,766
Gross unrealized appreciation	5,850,512	29,683,644
Gross unrealized depreciation	(671,333)	(1,399,674)
Net unrealized appreciation	$ 5,179,179	$ 28,283,970

	Small/ Mid-Cap Fund	Disciplined Equity Fund
Aggregate Cost	$1,480,667	$91,061,635
Gross unrealized appreciation	293,729	10,421,088
Gross unrealized depreciation	(11,176)	(704,486)
Net unrealized appreciation	$ 282,553	$ 9,716,602

Balanced Fund
Aggregate Cost	$10,901,329
Gross unrealized appreciation	1,511,281
Gross unrealized depreciation	(127,088)
Net unrealized appreciation	$1,384,193

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2010	2009
In Dollars
Shares sold	$7,889,489	$6,615,204
Shares issued in reinvestment of dividends	211,972	134,890
Total shares issued	8,101,461	6,750,094
Shares redeemed	(8,522,008)	(4,731,076)
Net increase (decrease)	$ (420,547)	$2,019,018

In Shares
Shares sold	512,651	528,650
Shares issued in reinvestment of dividends	12,808	8,951
Total shares issued	525,459	537,601
Shares redeemed	(567,461)	(381,744)
Net increase (decrease)	(42,002)	155,857

Annual Report - 30

Madison Mosaic Equity Trust | Notes to Financal Statements | concluded

	Year Ended December 31,
Mid-Cap Fund	2010	2009
In Dollars
Shares sold	$35,464,120	$46,974,339
Shares issued in reinvestment of dividends	–	–
Total shares issued	35,464,120	46,974,339
Shares redeemed	(45,856,801)	(24,415,024)
Net increase (decrease)	$(10,392,681)	$22,559,315

In Shares
Shares sold	3,554,316	6,112,573
Shares issued in reinvestment of dividends	–	–
Total shares issued	3,554,316	6,112,573
Shares redeemed	(4,491,882)	(2,997,580)
Net increase (decrease)	(937,566)	3,114,993

	Year Ended December 31,
Small/Mid-Cap Fund	2010	2009
In Dollars
Shares sold	$504,262	$967,188
Shares issued in reinvestment of dividends	101,974	85,951
Total shares issued	606,236	1,053,139
Shares redeemed	(44,294)	(153,300)
Net increase	$561,942	$899,839
In Shares
Shares sold	39,869	96,421
Shares issued in reinvestment of dividends	7,644	7,139
Total shares issued	47,513	103,560
Shares redeemed	(3,541)	(15,000)
Net increase	43,972	88,560

	Year Ended December 31,
Disciplined Equity Fund	2010	2009
In Dollars
Shares sold	$49,934,288	$36,598,913
Shares issued in reinvestment of dividends	48,040	47,426
Total shares issued	49,982,328	36,646,339
Shares redeemed	(1,672,310)	(305,807)
Net increase	$48,310,018	$36,340,532

	Year Ended December 31,
Disciplined Equity Fund (cont.)	2010	2009
In Shares
Shares sold	4,385,449	3,232,595
Shares issued in reinvestment of dividends	3,783	4,068
Total shares issued	4,389,232	3,236,663
Shares redeemed	(139,064)	(31,636)
Net increase	4,250,168	3,205,027

	Year Ended December 31,
Balanced Fund	2010	2009
In Dollars
Shares sold	$815,118	$ 596,811
Shares issued in reinvestment of dividends	130,183	115,728
Total shares issued	945,301	712,539
Shares redeemed	(1,580,127)	(1,012,531)
Net decrease	$(634,826)	$(299,992)

In Shares
Shares sold	49,220	40,612
Shares issued in reinvestment of dividends	7,854	8,145
Total shares issued	57,074	48,757
Shares redeemed	(95,941)	(72,138)
Net decrease	(38,867)	(23,381)

8. Line of Credit. The Investors Fund, Balanced Fund, Disciplined Equity Fund and Mid-Cap Fund have lines of credit with U.S. Bank N.A. of $3.5 million, $1.5 million, $6.5 million and $14 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2010, none of the Funds borrowed on their respective lines of credit.

9. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report - 31

Madison Mosaic Equity Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the "Trust"), including the Investors Fund, Balanced Fund, Mid-Cap Fund, Small/Mid-Cap Fund and Disciplined Equity Fund (collectively, the "Funds"), as of December 31, 2010 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the two years in the period then ended for the Small/Mid-Cap Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2010, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended and for each of the two years in the period then ended for the Small/Mid-Cap Fund, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 22, 2011

Annual Report - 32

Madison Mosaic Equity Trust

Other Information

Fund Expenses
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2010 and held for the six-months ended December 31, 2010.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,209.51	0.99%	$5.48
Mid-Cap Fund	$1,000.00	$1,253.52	1.25%	$7.04
Small/Mid-Cap Fund	$1,000.00	$1,221.04	1.25%	$6.89
Disciplined Equity Fund	$1,000.00	$1,190.72	0.99%*	$5.43
Balanced Fund	$1,000.00	$1,134.78	1.24%	$6.66
*After fee waiver. See Note 5.
1For the six-months ended December 31, 2010.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Investors Fund	$1,000.00	$1,025.47	0.99%	$5.06
Mid-Cap Fund	$1,000.00	$1,025.47	1.25%	$6.40
Small/Mid-Cap Fund	$1,000.00	$1,025.47	1.25%	$6.37
Disciplined Equity Fund	$1,000.00	$1,025.47	0.99%*	$5.04
Balanced Fund	$1,000.00	$1,025.47	1.24%	$6.32
*After fee waiver. See Note 5.
1For the six-months ended December 31, 2010.
2Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report - 33

Madison Mosaic Equity Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal. The Trustees considered a number of factors when the Board most recently approved the advisory contract between the Adviser and the Trust in July 2010. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it most recently approved the advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Madison Mosaic organization as well as the MEMBERS Mutual Funds, Ultra Series Fund and the Madison Strategic Sector Premium Fund.

The Board also discussed the quality of services provided to the Trust by its transfer agent and custodian as well as the various administrative services provided directly by the Adviser.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. It discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks.

A comprehensive discussion of fund performance and market conditions followed. Representatives of the Adviser

Annual Report - 34

Madison Mosaic Equity Trust | Other Information | continued

discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from their relationships with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differ significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee is lower than the fee charged to the Trusts. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each fund’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trusts (i.e. an advisory fee and a capped administrative "services" expense). The Board paid particular attention to the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not completely dispositive, was nevertheless an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its Services Agreement with the Trust, such compensation generally does not cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from the Trust alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of the remaining assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $15 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that each Trust is important to the Adviser, is managed with the attention given to other firm clients and is not treated as "loss leader."

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

Annual Report - 35

Madison Mosaic Equity Trust | Other Information | concluded

Counsel to the Trust’s non-interested Trustees (the "Independent Trustees") confirmed that the Independent Trustees met previously and reviewed the written contract renewal materials provided by the Adviser. The Independent Trustees’ counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements with the Madison Investment Advisors organization are in the best interests of each respective fund and its shareholders.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the respective Trusts’ advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements with the Madison Investment Advisors organization are in the best interests of each respective fund and its shareholders.

Annual Report - 36

Madison Mosaic Equity Trust

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at

www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President,
1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera
Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report - 37

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

Annual Report - 38

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 -
Present; Madison Strategic Sector Premium
Fund, Secretary and Assistant Treasurer, 2010 -
Present; MEMBERS Mutual Funds (13) and
Ultra Series Fund (17), Assistant Treasurer,
2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 -
2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 -
Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer,
1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Annual Report - 39

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Annual Report - 40

Madison Mosaic Equity Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 -
Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

Annual Report - 41

The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-3615

ANNUAL REPORT

December 31, 2010

Madison Mosaic Equity Trust

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

MADOX | Madison Institutional Equity Option Fund

Table of Contents
Management’s Discussion of Fund Performance	1
Portfolio of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Other Information	16
Trustees and Officers	18

Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund

Management’s Discussion of Fund Performance
What happened in the market during 2010?

After bottoming in July, risk-based assets continued their relentless climb through year-end 2010. Mid-year fears of a spreading sovereign debt crisis in Europe were at least temporarily pushed aside as investors were emboldened by soothing words and actions from the Federal Reserve. This monetary stimulus, along with a splash of fiscal stimulus in the form of lower social security payroll taxes, signaled to investors that authorities were willing to take whatever measures necessary to support economic growth. The stock market responded positively to this environment as increased investor confidence led to a move toward higher risk assets. This was clearly evident in the S&P 500’s 23% advance in the second half of the year. The fourth quarter’s 10.8% gain was a virtually unabated upward surge. The incredibly strong second half of the year offset a tumultuous first half in which the market moved higher through late April, continuing the strong rally from the March 2009 lows and then corrected sharply in May and June as economic news suggested sluggishness and the European sovereign debt crisis threatened to impact global markets. Despite this correction, the trend for the market was broadly positive for 2010 with the S&P 500 posting a healthy 15.1% return.

As sentiment toward economic stability and growth improved through the year, investors increasingly gravitated to the most economically sensitive areas of the market leading to strong leadership from cyclical sectors such as Consumer Discretionary and Industrials as well as commodity sensitive sectors such as Energy and Materials. Apart from the market correction during the second quarter of the year, traditionally defensive sectors such as Health Care, Consumer Staples and Utilities lagged. In addition, investors were more fixated on macroeconomic issues in 2010 and less on company fundamental issues. This resulted in a high level of correlation among individual stocks and a lack of distinction between higher quality, fundamentally strong companies and lower quality, higher risk companies.

As the stock market began its long recovery from the March 2009 lows, volatility began to retreat from historic highs and trended lower through the rest of 2009. That trend continued in early 2010 as the CBOE Market Volatility Index (VIX) began the year at 21.7 and fell below 16 by mid April. The ensuing correction in the stock market raised fear levels significantly and the VIX Index surged above the 45 level. As the market returned to an upward bias in the second half of the year, volatility, again, retreated steadily and ended the year below 18. Over the past 5 years, this level has seemingly been a low point for volatility and a high point of investor comfort or complacency.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/10
Consumer Discretionary	12.5%
Energy	14.4%
Financials	22.9%
Health Care	22.1%
Information Technology	17.2%
Cash & Other	10.9%

How did the fund perform given the marketplace conditions during 2010?

During the course of the previous annual period, 2009, MADOX outperformed both the S&P 500 and the CBOE S&P BuyWrite Index (BXM) by allowing underlying stock positions to recover with the overall market. Acknowledging the strong stock performance, the strategy of the fund in 2010 was to become more fully covered as the market returned to a more normalized return pattern. This was accomplished opportunistically throughout the year and particularly during the fourth quarter following the strong upswing in stock prices. As such, with a larger percentage of portfolio stock positions covered by call options, MADOX lagged the S&P 500 as would be expected during sharp market run-ups. For the year ending December 31, 2010, the fund returned 4.95% compared to the 15.1% return on the S&P 500. The fund’s performance was in line with the CBOE S&P BuyWrite Index (BXM) return of 5.9%. The BXM Index represents the passive version of a covered call strategy on the S&P 500.

Overall stock performance during the year was muted by the high level of correlation in the market and the fund’s sector exposure. The fund had little exposure to hot sectors such as Industrials and Materials as these areas typically provide fewer companies meeting our consistent growth criterion and, in the case of Industrials, offer very low option premiums. Also, an over-weighted positioning in Health Care

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 1

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | continued

related stocks weighed on performance as this defensive sector lagged throughout the year. Stock performance in Technology, Financial, Energy and Consumer Discretionary holdings provided a positive offset. The surge in the market during the second half of the year proved to be a headwind to the fund as more option positions moved In-The-Money resulting in some stock positions being called away and a corresponding increase in cash which was reinvested in an opportunistic fashion. A higher level of cash during a surging market was a hindrance to short term performance, however, it was our preference to tread cautiously following such a sharp upward market move. This was particularly evident during the fourth quarter as the market moved sharply higher providing few opportunities to become more fully invested. Our defensive posture was echoed in the option strategy whereby at year end 88% of the equity positions were covered by call options, many written close-to-the-money in order to obtain maximum protection in the form of higher premiums.

Describe the fund’s portfolio equity and option structure.

As of December 31, 2010, the fund held 33 equity securities and unexpired covered call options had been written against 88% of the fund’s stock holdings. During 2010, the fund generated premiums of $538,835 from its covered call writing activities. Some of these premiums were realized and helped offset large losses realized during the year on long held equity positions. It is the strategy of the fund to write "out-of-the-money" call options. As of December 31, 55% of the fund’s call options (17 of 31 different options) remained "out-of-the-money". (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of "out-of-the-money" options has declined from the beginning of the year as the strength of the market rally has moved many share prices above their corresponding option strike prices. The fund’s managers have also begun writing options "closer-to-the-money" in order to capture higher premium income and provide the fund added protection from a reversal in the market’s upward surge.

Which sectors are prevalent in the fund?

From a sector perspective, MADOX’s largest exposure as of December 31, 2010 was to the Financial Sector, followed by Health Care, Technology (and technology related), Energy and Consumer Discretionary. The fund was not invested in the Consumer Staples, Telecommunication Services and Utilities Sectors as of year-end.

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and fund in 2011?

The U.S. economy looks better than it did at this time last year, and we’ve upgraded our view going forward. The

2 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Management’s Discussion of Fund Performance | concluded

holiday retail season proved a pleasant surprise with retail sales growth exceeding initially gloomy estimates. The manufacturing sector has a firmer tone, and state claims for unemployment insurance have resumed their downward trend after a choppy period this summer. Despite the more buoyant economic mood and our upgraded assessment of future prospects, we still consider the outlook for 2011 to be somewhat below where the economy should be at this stage of the recovery for several reasons. The housing market remains an issue and has exhibited renewed softness with the expiration of tax incentives for home purchase. Mortgage rates have recently edged higher as overall market interest rates have increased, and the inventory of unsold homes is still near record highs. Housing starts are still near the lows recorded in the spring of 2009. Despite some recent improvement, the labor market remains extremely challenging. Gains in productivity are allowing businesses and workers to do more with less, and it is unlikely that payroll growth will advance in earnest until productivity growth levels off. The plus side of strong productivity growth has been low inflation and sustained earnings improvement in corporate America, leading to a firmer stock market. Corporate balance sheets are, by and large, in excellent shape, and creditworthiness is strong.

Looking forward, we are encouraged by recent economic data. It would appear that moderate economic growth is in the cards for at least the first half of 2011. Generally, this would be considered a good backdrop for investors. Nonetheless, significant and cautionary macroeconomic issues persist. As with past economic recoveries, the economic data will likely be volatile and capital markets will respond similarly. Ironically, one of our current concerns is the level of investor complacency that has rather suddenly returned to the stock market. Current sentiment is strongly bullish, while volatility has declined to near three-year lows; from our perspective, this is cause for some short-term caution. Over the near term, we expect the stock market to consolidate its recent gains with increasing risk relating to the possibility that expectations of economic growth are proven to be overly optimistic. While we wait for economic and corporate reality to catch up with expectations, we remain relatively defensively postured.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2010
% of net assets
Biogen Idec Inc.	5.99%
Mylan Inc./PA	4.53%
State Street Corp.	4.14%
Weatherford International Ltd.	4.08%
Lowe’s Cos. Inc.	3.86%
Bank of New York Mellon Corp./The	3.78%
Cisco Systems Inc.	3.62%
Goldman Sachs Group Inc./The	3.61%
Gilead Sciences Inc.	3.24%
Powershares QQQ Nasdaq 100	3.21%

COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested.

*Commencement of operations was March 31, 2006.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" the near-term S&P 500 Index  "covered" call option, generally on the third Friday of each month. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 3

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Portfolio of Investments
	Shares	Value (Note 1)
COMMON STOCK - 89.1%
Consumer Discretionary - 12.5%
American Eagle Outfitters Inc.	10,000	$ 146,300
Bed Bath & Beyond Inc.*	1,800	88,470
Best Buy Co. Inc.	4,000	137,160
Lowe’s Cos. Inc.	8,600	215,688
TJX Cos. Inc.	2,500	110,975
		698,593
Energy - 14.4%
EOG Resources Inc.	1,300	118,833
Noble Corp.*	4,000	143,080
Schlumberger Ltd.	2,000	167,000
Southwestern Energy Co.*	4,000	149,720
Weatherford International Ltd.*	10,000	228,000
		806,633
Financials - 22.9%
American Express Co.	4,000	171,680
Bank of America Corp.	11,000	146,740
Bank of New York Mellon Corp./The	7,000	211,400
Goldman Sachs Group Inc./The	1,200	201,792
Morgan Stanley	6,000	163,260
State Street Corp.	5,000	231,700
Wells Fargo & Co.	5,000	154,950
		1,281,522
Health Care - 22.1%
Biogen Idec Inc.*	5,000	335,250
Celgene Corp.*	3,000	177,420
Genzyme Corp.*	2,000	142,400
Gilead Sciences Inc.*	5,000	181,200
Mylan Inc./PA*	12,000	253,560
Pfizer Inc.	8,500	148,835
		1,238,665
	Shares	Value (Note 1)
Information Technology - 17.2%
Adobe Systems Inc.*	3,800	$ 116,964
Brocade Communications Systems Inc.*	20,000	105,800
Cisco Systems Inc.*	10,000	202,300
eBay Inc.*	4,200	116,886
Google Inc., Class A*	300	178,191
QUALCOMM Inc.	300	14,847
Symantec Corp.*	6,000	100,440
Visa Inc., Class A	1,800	126,684
		962,112
Total Common Stock (Cost $5,059,650)		4,987,525
INVESTMENT COMPANIES - 5.7%
iPATH S&P 500 VIX Short-Term Futures ETN*	3,600	135,324
Powershares QQQ Nasdaq 100	3,300	179,751
Total Investment Companies (Cost $311,000)		315,075
Repurchase Agreement - 17.7%
With U.S. Bank National Association issued 12/31/10 at 0.01%, due 1/3/11, collateralized by $1,010,787 in Freddie Mac MBS Pool #E01424 due 8/1/18. Proceeds at maturity are $990,968 (Cost $990,967)		990,967
TOTAL INVESTMENTS - 112.5% (Cost $6,361,617)		6,293,567
NET OTHER ASSETS AND LIABILITIES - (5.3%)		(300,012)
Total Call Options Written - (7.2%)		(401,102)
TOTAL ASSETS - 100.0%		$5,592,453

*	Non-income producing
ETN	Exchange Traded Note

See accompanying Notes to Financial Statements.

4 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Portfolio of Investments | December 31, 2010 | concluded

Call Options Written	Contracts	Expiration	Strike Price	Market Value
Adobe Systems Inc.	38	April 2011	35.00	$ 3,040
American Eagle Outfitters Inc.	100	August 2011	16.00	11,000
American Express Co.	40	April 2011	46.00	5,300
Bank of America Corp.	110	April 2011	14.00	8,360
Bank of New York Mellon Corp./The	35	June 2011	30.00	8,120
Bank of New York Mellon Corp./The	35	January 2011	27.00	11,550
Bed Bath & Beyond Inc.	18	May 2011	47.00	8,280
Best Buy Co. Inc.	40	March 2011	44.00	180
Biogen Idec Inc.	50	April 2011	62.50	33,250
Celgene Corp.	9	April 2011	60.00	2,857
Celgene Corp.	21	January 2011	55.00	9,555
eBay Inc.	42	April 2011	30.00	4,073
EOG Resources Inc.	13	April 2011	95.00	5,623
Genzyme Corp.	20	April 2011	70.00	7,950
Gilead Sciences Inc.	50	May 2011	39.00	7,550
Goldman Sachs Group Inc./The	12	January 2011	145.00	28,200
iPATH S&P 500 VIX Short-Term Futures ETN	36	February 2011	40.00	8,820
Lowe’s Cos. Inc.	86	April 2011	23.00	23,478
Morgan Stanley	60	July 2011	28.00	12,330
Mylan Inc./PA	120	April 2011	21.00	16,260
Noble Corp.	40	March 2011	37.00	5,640
Powershares QQQ Nasdaq 100	33	February 2011	54.00	5,858
QUALCOMM Inc.	3	January 2011	35.00	4,358
Schlumberger Ltd.	20	January 2011	65.00	37,150
Southwestern Energy Co.	40	March 2011	39.00	6,200
State Street Corp.	50	January 2011	40.00	32,750
Symantec Corp.	60	January 2011	17.50	990
TJX Cos. Inc.	25	July 2011	46.00	5,688
Visa Inc.	18	January 2011	75.00	567
Weatherford International Ltd.	100	January 2011	16.00	68,000
Wells Fargo & Co.	50	January 2011	27.50	18,125
TOTAL CALL OPTIONS WRITTEN (Premiums received $272,036)				$401,102

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 5

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Statement of Assets and Liabilities

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$5,302,600
Repurchase agreements	990,967
Total investments (cost $6,361,617)	6,293,567
Cash	10,900
Receivables
Investment securities sold	10,584
Dividends and interest	1,070
Total assets	6,316,121

LIABILITIES
Options written, at value (premiums received of $272,036)	401,102
Payables
Investment securities purchased	317,816
Auditor fees	4,000
Independent trustee fees	750
Total liabilities	723,668

NET ASSETS	$5,592,453

Net assets consists of:
Paid in capital	9,103,711
Accumulated net realized loss on investments and options transactions	(3,314,142)
Net unrealized depreciation on investments and options transactions	(197,116)
Net assets	$5,592,453

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 7)	361,384

NET ASSET VALUE PER SHARE	$15.48

See accompanying Notes to Financial Statements.

6 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund

Statements of Operations

For the year ended December 31, 2010

INVESTMENT INCOME (Note 1)
Interest income	$ 125
Dividend income	44,675
Total investment income	44,800

EXPENSES (Notes 3 and 5)
Investment advisory fees	43,714
Performance fulcrum fee	(9,457)
Other expenses:
Service agreement fees	3,357
Auditor fees	5,300
Independent trustee fees	3,000
Total other expenses	11,657
Total expenses	45,914

NET INVESTMENT LOSS	(1,114)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,275,728)
Options	145,373
Net unrealized appreciation (depreciation) on:
Investments	2,415,258
Options	(33,952)

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	250,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$249,837

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 7

MADOX | Madison Institutional Equity Option Fund

Statements of Changes in Net Assets

For the period indicated

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ (1,114)	$ 3,540
Net realized loss on investments and options transactions	(2,130,355)	(867,555)
Net unrealized appreciation on investments and options transactions	2,381,306	2,212,483
Net increase in net assets resulting from operations	249,837	1,348,468

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	–	(5,373)

CAPITAL SHARE TRANSACTIONS (Note 7)	(694,311)	51,981

NET INCREASE (DECREASE) IN NET ASSETS	$ (444,474)	$1,395,076

NET ASSETS
Beginning of period	$6,036,927	$4,641,851
End of period	$5,592,453	$6,036,927

See accompanying Notes to Financial Statements.

8 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,				For the period March 31, 2006* through
	2010	2009	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$14.75	$11.44	$18.13	$21.18	$20.00
Investment Operations
Net investment income (loss)	(0.00)1	0.01	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and options transactions	0.73	3.31	(5.40)	(0.84)	1.44
Total from investment operations	0.73	3.32	(5.25)	(0.71)	1.54
Less distributions from:
Net investment income	–	(0.01)	(0.15)	(0.13)	(0.10)
Capital gains	–	–	(1.29)	(2.21)	(0.26)
Total distributions	–	(0.01)	(1.44)	(2.34)	(0.36)
Net Asset Value, End of Period	$15.48	$14.75	$11.44	$18.13	$21.18
Total Investment Return (%)	4.95	29.05	(29.91)	(3.98)	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$5,592	$6,037	$4,642	$13,153	$11,511
Ratio of expenses to average net assets (%)	0.79	0.76	0.79	0.95	0.94**
Ratio of net investment income to average net assets (%)	(0.02)	0.07	0.69	0.65	0.83**
Portfolio turnover (%)	81	46	40	103	41
* Commencement of operations. ** Annualized. 1 The fund had a net investment loss but it was less than a penny. Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 9

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers six portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations March 31, 2006. Its objectives and strategies are detailed in its prospectus. The remaining five Trust portfolios present their financial information in a separate report.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price except for securities traded on NASDAQ which are valued at the NASDAQ official closing price ("NOCP") and options which are valued at the mean between the best bid and best ask prices across all option exchanges. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. As of December 31, 2010, the Fund held no securities deemed as a Level 3.

10 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 12/31/10
Madison Institutional Equity Option
Assets:
Common Stocks	$4,987,525	$ –	$ –	$4,987,525
Investment Companies	315,075	$ –	$ –	315,075
Repurchase Agreement	–	990,967	–	990,967
Total	$5,302,600	$ 990,967	$ –	$6,293,567
Liabilities:
Written options	$ 401,102	$ –	$ –	$ 401,102
Total	$ 401,102	$ –	$ –	$ 401,102
Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

The Funds has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended December 31, 2010.

In March 2008, FASB issued guidance on enhanced disclosures about a fund’s derivitive and hedging activities in order to enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		--	Options written	$401,102

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended

December 31, 2010:
	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Derivatives not accounted for as hedging instruments
Equity contracts	$145,373	$(33,952)

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

There were no distributions in 2010. The tax character of distributions paid to shareholders was $5,373 of ordinary income in 2009.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows :

Net realized losses on investments	$(3,270,359)
Net unrealized depreciation on investments	(240,899)
$(3,511,258)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

As of December 31, 2010, the Fund had available for federal income tax purposes capital loss carryovers which will expire as follows:

Expiration Date
December 31, 2017	$1,125,781
December 31, 2018	2,144,578

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2010 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to net investment losses in the amount of $1,114 was reclassified from accumulated undistributed net investment income to paid in capital.

Information on the tax components of investments, excluding option contracts, as of December 31, 2010 is as follows:

Aggregate Cost	$ 6,405,399
Gross unrealized appreciation	298,906
Gross unrealized depreciation	(410,738)
Net unrealized depreciation	$ (111,832)

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Clarification of Investment Strategy: When options are exercised and stocks are called away, the Fund will see its cash level materially increase. Although the Fund intends to invest at least 80% of its assets in securities under normal circumstances, there may be times when the Fund’s cash and cash equivalents represent more than 20% of the Fund’s assets for indeterminate periods until it is opportune to re-invest these amounts in securities pursuant to the

12 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Fund’s equity and option strategies. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2010, the Fund had approximately an 6.0% interest in the consolidated repurchase agreement of $16,483,850 collateralized by $16,813,538 in Freddie Mac Mortgage Backed Security Notes. Proceeds at maturity were $16,483,864.

3. Investment Advisory Fees. The investment adviser to the Fund, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. As of April 1, 2007, a fulcrum fee was applied to the advisory fee which can increase, decrease or have no effect on the advisory fee based on certain performance criteria described in the Fund’s prospectus. The fee is accrued daily and is paid monthly. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

4. Investment Transactions. Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010 were $4,063,584 and $4,187,497, respectively. No U.S. Government securities were purchased or sold during the period.

5. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund also pays the expenses of the Fund’s Independent Trustees and auditors directly. For the year ended December 31, 2010, these fees amounted to $3,000 and $5,300, respectively. The combined Services Agreement fees paid to the Adviser and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

6. Covered Call Options. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transitions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 13

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

Transactions in option contracts during the year ended December 31, 2010 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,434	$311,756
Options written	3,107	538,835
Options expired	(935)	(181,628)
Options closed	(1,328)	(199,171)
Options assigned	(904)	(197,756)
Options outstanding at end of period	1,374	$272,036

7. Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
	2010	2009
In Dollars
Shares sold	$10,000	$92,646
Shares issued in reinvestment of dividends	–	5,206
Total shares issued	10,000	97,852
Shares redeemed	(704,311)	(45,871)
Net increase (decrease)	$(694,311)	$51,981

In Shares
Shares sold	645	6,877
Shares issued in reinvestment of dividends	–	353
Total shares issued	645	7,230
Shares redeemed	(48,637)	(3,453)
Net increase (decrease)	(47,992)	3,777

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds’ financial statements. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

14 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Institutional Equity Option Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Institutional Equity Option Fund (the "Fund"), as of December 31, 2010 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, and the results of its operations for the year then ended and the changes of its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period from March 31, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 22, 2011

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 15

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Other Information
Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2010 and held for the six-months ended December 31, 2010.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,147.52	0.79%	$4.31
1For the six-months ended December 31, 2010.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Madison Institutional Equity Option Fund	$1,000.00	$1,025.47	0.79%	$4.02
1For the six-months ended December 31, 2010.
2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

16 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Other Information | concluded

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2009 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 17

MADOX | Madison Institutional Equity Option Fund | December 31, 2010

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - Present; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

18 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 19

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

20 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Meriter Hospital & Health Services, 2000 - Present; Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Madison Mosaic Equity Trust | Annual Report | December 31, 2010 | 21

MADOX | Madison Institutional Equity Option Fund | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 6 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195.

22 | Madison Mosaic Equity Trust | Annual Report | December 31, 2010

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The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT
Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been materially amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2010, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded James R. Imhoff, Jr. who served in that capacity from August 2009 through July 2010.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2009 and 2008, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $85,300 ($105,300 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $85,300 ($108,000 including MSP).    Of these amounts, approximately $52,800 and $50,500, respectively, was or will be attributable to Madison Mosaic Equity Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, Chief Executive Officer
Date: February 22, 2011

By:  (signature)
Greg Hoppe, Chief Financial Officer
Date: February 22, 2011